JACOBS ENGINEERING GROUP INC.
POWER OF ATTORNEY FOR EXECUTING
FORMS 3, 4 AND 5
       Know all by these present, that the undersigned,
hereby constitutes and appoints each of Kevin Berryman,
Michael Tyler and Justin Johnson, signing singly, the
undersigneds true and lawful attorney in fact to
1. execute for and on behalf of the undersigned, in the
undersigneds capacity as an officer and or director of Jacobs
Engineering Group Inc. the Company, Form 3, 4 and 5 in
accordance with Section 16a of the Securities Exchange Act
of 1934 and the rules thereunder; and any other forms or
reports the undersigned may be required to file in connection with the undersigneds ownership, acquisition or disposition of securities of the Company.
2. do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to complete, execute and file any such Form 3, 4, and 5, or other form or report, and timely file such forms with the Securities and
Exchange Commission and any stock exchange or similar
authority; and
3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the attorney in fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the
documents executed by the attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such information, terms and conditions as such attorney in fact may authorize or approve in such attorney in facts discretion.
       The undersigned hereby grants to each such the
Attorney in fact full power and authority to do and perform
any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights
and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present,
with full power of substitution or revocation, hereby ratifying and confirming all that the attorney in fact, or the
attorney in facts substitute or substitutes, shall lawfully
do or cause to be done by virtue of this Power of Attorney
and the rights and powers herein granted.  The undersigned
hereby acknowledge that the foregoing attorney in fact, in
serving in such capacity at the request of the undersigned,
is not assuming any of my responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.
       This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigneds holdings
of and transactions in securities issued by the Company,
unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney in fact.
       IN WITNESS WHEREOF, I hereby cause this Power of Attorney
to be executed as of this 5th day of August 2021.

Patrick Hill
Patrick Hill